UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 06, 2025

Montrose Environmental Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39394	46-4195044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5120 Northshore Drive
North Little Rock, Arkansas		72118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 501 900-6400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000004 par value per share	MEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2025, Montrose Environmental Group, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to Section 5.2 of Article V of the Company’s amended and restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to declassify the Company’s Board of Directors (the “Board”) and phase-in annual director elections such that, beginning with the Company’s 2028 Annual Meeting of Stockholders, each director will be elected annually. Pursuant to the Amendment, the declassification of the Board will be phased-in over a three-year period as follows:

1.
Class III directors will be elected at the 2026 Annual Meeting of Stockholders for a term of one year expiring at the 2027 Annual Meeting of Stockholders;
2.
Class I and III directors will be elected at the 2027 Annual Meeting of Stockholders for a term of one year expiring at the 2028 Annual Meeting of Stockholders; and
3.
Class I, II and III directors will be elected at the 2028 Annual Meeting of Stockholders to serve for a term of one year expiring at the 2029 Annual Meeting of Stockholders.

Consistent with Delaware law, the Amendment provides that any director may be removed by the affirmative vote of the holders of at least a majority of the voting power of the stock outstanding and entitled to vote thereon (i) until the election of directors at the 2028 Annual Meeting of Stockholders, only for cause, and (ii) from and after the election of directors at the 2028 Annual Meeting of Stockholders, with or without cause. The Amendment also provides that while the declassification of the Board is being phased-in (i.e., until the 2028 Annual Meeting of Stockholders), the number of directors in each class shall be apportioned in the manner determined by the Board and that any director elected to a newly created Board seat or to fill a vacancy will serve for the same term as the remainder of the class to which the director is elected.

The Amendment became effective upon the filing of a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Certificate”) with the Secretary of State of the State of Delaware on May 8, 2025.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Certificate, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As of the close of business on March 12, 2025, the record date for the Annual Meeting, 34,663,598 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 31,054,014.84 shares of common stock, or approximately 89.59% of the outstanding shares entitled to vote, were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.
The election of three Class II directors to hold office until the 2028 Annual Meeting of Stockholders.
2.
The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
3.
The approval, on a non-binding and advisory basis, of the compensation of our named executive officers (“Say-on-Pay”).
4.
The approval of an amendment to the Certificate of Incorporation to declassify the Board and phase-in annual director elections.

For more information about the foregoing proposals, see the Company’s definitive proxy statement filed March 24, 2025.

The results of the voting at the Annual Meeting are as follows:

1.
Election of Directors

The following nominees for election as director of the Company received the number of votes set opposite their respective names:

Director Nominee	For	Withhold	Broker Non-Votes
J. Thomas Presby	27,724,215.84	1,628,160	1,701,639
James K. Price	25,293,555.84	4,058,820	1,701,639
Janet Risi Field	26,129,091.84	3,223,284	1,701,639

Based on the votes set forth above, the director nominees were duly elected.

2.
The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 received the following votes:

For	Against	Abstain	Broker Non-Votes
30,811,648.84	96,311	146,055	0

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was duly ratified.

3.
The approval, on a non-binding and advisory basis, of the compensation of our named executive officers (“Say-on-Pay”)

The non-binding advisory Say-on-Pay vote received the following votes:

For	Against	Abstain	Broker Non-Votes
25,605,273.50	3,731,322.34	15,780	1,701,639

Based on the votes set forth above, Say-on-Pay was duly approved.

4.
The approval of an amendment to the Certificate of Incorporation to declassify the Board and to phase-in annual director elections

The proposal to approve the Amendment received the following votes:

For	Against	Abstain	Broker Non-Votes
29,336,170.50	15,718.34	487	1,701,639

Based on the votes set forth above, the Amendment was duly approved.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Montrose Environmental Group, Inc. filed on May 8, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montrose Environmental Group, Inc.

Date:	May 9, 2025	By:	/s/ Nasym Afsari
Name: Nasym Afsari Title: General Counsel and Secretary